Safety and efficacy of dupilumab for
moderate-to-severe atopic dermatitis in
patients using topical corticosteroids
(TCS): Greater efficacy observed with
combination therapy compared to TCS
alone
Diamant Thaçi,
1
Margitta Worm,
2
Haobo Ren,
3
Steven
Weinstein,
3
Neil Graham,
3
Gianluca Pirozzi,
4
Franck
Skobieranda,
4
Marius Ardeleanu
3
1
Universität zu Lübeck, Lübeck, Germany;
2
Charite-Universitätsmedzin Berlin, Berlin,
Germany;
3
Regeneron Pharmaceuticals, Inc., Tarrytown, USA;
4
Sanofi, Bridgewater, USA
Exhibit 99.1

Disclosures
Disclosures
D Thaçi is a consultant for Astellas, Novartis,
D Thaçi is a consultant for Astellas, Novartis,
Regeneron, Celgene, Abbott, Pfizer, Janssen-Cilag,
Regeneron, Celgene, Abbott, Pfizer, Janssen-Cilag,
MSD, Leo-Pharma
MSD, Leo-Pharma
M Worm has nothing to disclose
M Worm has nothing to disclose
H Ren, S Weinstein, N Graham, and M Ardeleanu are
H Ren, S Weinstein, N Graham, and M Ardeleanu are
employees and shareholders of Regeneron
employees and shareholders of Regeneron
G Pirozzi is an employee and shareholder of Sanofi
G Pirozzi is an employee and shareholder of Sanofi
F Skobieranda was an employee of Sanofi when the
F Skobieranda was an employee of Sanofi when the
study was conducted
study was conducted
Study (NCT01639040) funded by Regeneron
Study (NCT01639040) funded by Regeneron
Pharmaceuticals, Inc. and Sanofi
Pharmaceuticals, Inc. and Sanofi

Introduction
Introduction
Moderate-to-severe atopic dermatitis (AD) is characterized by
Moderate-to-severe atopic dermatitis (AD) is characterized by eczematous dermatitis with intractable pruritus associated with sleep eczematous dermatitis with intractable pruritus associated with sleep disturbance and lower quality-of-life
disturbance and lower quality-of-life
For many patients, current therapies are inadequate and can be
For many patients, current therapies are inadequate and can be associated with unwanted side effects
associated with unwanted side effects
IL-4 and IL-13 are thought to be central to T-helper 2 (Th2)
IL-4 and IL-13 are thought to be central to T-helper 2 (Th2)
inflammation, which mediates many features of AD
inflammation, which mediates many features of AD
Dupilumab is a fully human monoclonal antibody targeting the  IL-4
Dupilumab is a fully human monoclonal antibody targeting the  IL-4 receptor alpha subunit (IL-4R  ), thus blocking the intracellular signaling receptor alpha subunit (IL-4R  ), thus blocking the intracellular signaling of both IL-4 and IL-13
of both IL-4 and IL-13
Earlier clinical trials indicated that dupilumab monotherapy had
Earlier clinical trials indicated that dupilumab monotherapy had an
an
acceptable safety profile and was efficacious in patients with moderate acceptable safety profile and was efficacious in patients with moderate to severe AD who cannot be adequately controlled with topical to severe AD who cannot be adequately controlled with topical medications
medications
Since topical corticosteroids (TCS) are commonly used in AD, we
Since topical corticosteroids (TCS) are commonly used in AD, we assessed the safety and efficacy of dupilumab co-administered with assessed the safety and efficacy of dupilumab co-administered with
TCS
TCS

TGF-
IL-10
T cells in immune mediated diseases
T cells in immune mediated diseases
IFN-
IL-2
(IL-10)
TNF-
LT-a
IL-4
IL-5
IL-10
IL-13
(TNF- )
IL-17A
IL-17F
IL-21
IL-22
(IL-10)
(TNF- )
RORc2 Foxp3 GATA-3
IL-22
IL-13
(IL-10)
FGF´s
(TNF- )
?
ALLERGY
INFLAMMATION,
INFECTION
EPITHELIAL
INTEGRITY
LIMITATION INFLAMMATION
Th1 Th2 Th17
Th22
iTreg
T naive

Atopic dermatitis: a disease of altered skin barrier and immune dysregulation Boguniewicz M, Leung DM. Immunol Rev. 2011 Jul;242(1):233-46.

Dupilumab blocks the
Dupilumab blocks the
IL-4/IL-13 receptor/ligand system
IL-4/IL-13 receptor/ligand system
Type I Receptor
B cells, T cells, Monocytes,
Eosinophils, Fibroblasts
Type II Receptor
Epithelial cells, Smooth muscle
cells, Fibroblasts, Monocytes,
Activated B cells

Study treatment
(weekly SC injection for 4 wks)
Dupilumab 300 mg + TCS (n=21)
Screening
Safety follow-up
(7 wks)
n=31
Randomized, double-blind, parallel-
group, placebo-controlled study
(NCT01639040) conducted in EU
(NCT01639040) conducted in EU
Placebo + TCS (n=10)
Adult
moderate-to-
severe AD
patients
All patients received concomitant treatment
with a potent TCS product on a standardized
regimen: daily applications to active lesions,
followed by applications two days per week
once lesions were under control
Topical treatment of any
residual active AD lesions
continues at the discretion of
the investigator
Study endpoints:
• Primary endpoint was incidence and severity of adverse events (AEs)
• Exploratory efficacy endpoints included EASI-50, IGA 1, SCORAD score

Key inclusion/exclusion criteria
Key inclusion/exclusion criteria
Inclusion
• Male or female 18 yrs
• Chronic AD > 2 yrs
• IGA 3
• SCORAD > 20
• 10% BSA of AD involvement
• Active AD lesion(s) for which
treatment with potent TCS is
indicated
Exclusion
• Hypersensitivity to TCS
• 50% of the cumulative lesional
surface located on face, flexural, or
genital areas (generally unsuitable
for treatment with potent TCS)
• Acute or chronic infections
• Recent treatment with immuno-
suppressive/immunomodulating
drugs
• Significant co-morbidities or lab
abnormalities

Baseline demographics
Baseline demographics
Placebo + TCS
(n=10)
Dupilumab SC
300 mg +TCS
(n=21)
Mean age, yrs (SD)
37.8 (16.7) 36.0 (11.3)
Race, n (%)
Caucasian 10 (100%) 20 (95.2%)
Non-Caucasian 0 1 (4.8%)
Gender, n (%)
Male 5 (50.0%) 8 (38.1%)
Female 5 (50.0%) 13 (61.9%)
Mean BMI, kg/m
2
(SD)
23.92 (3.47) 25.26 (3.26)

Baseline disease characteristics
Baseline disease characteristics
[mean (SD)]
[mean (SD)]
Placebo + TCS
(n=10)
Dupilumab SC
300 mg +TCS
(n=21)
AD duration, yrs
32.4 (16.8) 30.9 (13.0)
EASI score (0-72)
24.10 (12.70) 23.12 (12.35)
IGA score (0-5)
3.35 (0.47) 3.43 (0.60)
SCORAD score (0-103)
58.20 (13.83) 66.31 (13.01)
% BSA of AD
38.85 (24.05) 40.43 (20.91)
Pruritus Numeric Rating
Scale (NRS) score (0-10)
5.00 (1.40) 6.43 (2.00)
EASI=Eczema Area Severity Index; IGA=Investigator’s Global Assessment; SCORAD=scoring of atopic dermatitis;
BSA = baseline body surface area; NRS=numeric rating scale

Treatment emergent adverse events
Treatment emergent adverse events
Placebo + TCS
(n = 10)
Dupilumab + TCS
(n = 21)
Total number of AEs 14 41
Total number of  serious AEs 1 0
Deaths 0 0
Number (%) of patients discontinued from study
due to AE
1 (10.0%) 0
Number (%) of patients with:
Any AE 7 (70.0) 12 (57.1)
Any serious AE 1 (10.0) 0
Most common AEs (  5% in dupilumab groups)
• Nasopharyngitis 2 (20.0) 5 (23.8)
• Headache 1 (10.0) 3 (14.3)
• Oropharyngeal pain 1 (10.0) 3 (14.3)
• Rhinitis 0 2 (9.5)
• Cough 0 2 (9.5)
• Influenza 0 2 (9.5)
• Somnolence 0 2 (9.5)

Dupilumab+TCS significantly improved
Dupilumab+TCS significantly improved
measures of efficacy vs TCS alone
measures of efficacy vs TCS alone
Placebo+TCS
300 mg DPL+TCS
Placebo+TCS
300 mg DPL+TCS
EASI-50 Responders
(Patients achieving    50%
Reduction in EASI)
Pruritus Numeric Rating Scale
0
10
20
30
40
50
60
70
80
90
100
0 5 10 15 20 25 30
Study Day
-80
-70
-60
-50
-40
-30
-20
-10
0
10
20
0 5 10 15 20 25 30
Study Day
*p=0.0015
**p=0.0051
DPL=dupilumab
TCS=topical corticosteroids

Placebo+TCS
300 mg DPL+TCS
Placebo+TCS
300 mg DPL+TCS
SCORAD EASI
-50
-40
-30
-20
-10
0
0 5 10 15 20 25 30
Study Day
-20
-10
0
0 5 10 15 20 25 30
Study Day
Dupilumab+TCS significantly improved
Dupilumab+TCS significantly improved
measures of efficacy vs TCS alone
measures of efficacy vs TCS alone
*p=0.0191
**p=0.0042
DPL=dupilumab
TCS=topical corticosteroids

Dupilumab+TCS achieved superior
Dupilumab+TCS achieved superior
clinical outcomes vs TCS alone
clinical outcomes vs TCS alone
DPL=dupilumab
TCS=topical corticosteroids
Placebo+TCS
300 mg DPL+TCS
TCS Used Weekly (g)
0
5
15
25
35
45
Wk 1 Wk 2 Wk 3 Wk 4
10
20
30
40
*
*p=0.1413
Placebo+TCS
300 mg DPL+TCS
IGA Score
-3.0
-2.0
-1.0
0
0 5 10 15 20 25 30
Study Day
**p=0.0281

Summary
Summary
In this study of adults with moderate-to-severe AD, concomitant treatment with SC dupilumab+TCS exhibited an acceptable safety profile (primary endpoint)
–
–
Most common treatment-emergent AEs were nasopharyngitis (23.8% vs
Most common treatment-emergent AEs were nasopharyngitis (23.8% vs
20% for placebo), headache and oropharyngeal pain (both14.3% vs 10%
20% for placebo), headache and oropharyngeal pain (both14.3% vs 10%
for placebo)
for placebo)
At 4 weeks, dupilumab+TCS group achieved superior clinical
At 4 weeks, dupilumab+TCS group achieved superior clinical
outcomes compared to TCS alone (exploratory efficacy endpoints)
outcomes compared to TCS alone (exploratory efficacy endpoints)
–
–
EASI-50: 100% responder rate for dupilumab +TCS, compared to 50% for
EASI-50: 100% responder rate for dupilumab +TCS, compared to 50% for placebo+TCS
placebo+TCS
–
–
Significantly better improvement from baseline in EASI, SCORAD, IGA,
Significantly better improvement from baseline in EASI, SCORAD, IGA, and pruritus NRS for dupilumab + TCS vs. Placebo + TCS
and pruritus NRS for dupilumab + TCS vs. Placebo + TCS
Patients on dupilumab + TCS used approximately 50% less TCS
Patients on dupilumab + TCS used approximately 50% less TCS
during the treatment period compared with patients on placebo + TCS during the treatment period compared with patients on placebo + TCS
(48.7g vs 99.4g), associated with faster clearing of active AD lesions
(48.7g vs 99.4g), associated with faster clearing of active AD lesions

Acknowledgements
Acknowledgements
Marius Ardeleanu Marius Ardeleanu
Elisa Babilonia Elisa Babilonia
Nancee Basinger Nancee Basinger
Warren Brooks Warren Brooks
Josh Cantor Josh Cantor
Linda Williams Linda Williams
Diamant Thaci Diamant Thaci
Margitta Worm Margitta Worm
Martin Kaatz Martin Kaatz
Rolf Dominicus Rolf Dominicus
Beatrice Gerlach Beatrice Gerlach
All participating patients All participating patients
Investigators Investigators
Beate Schwarz Beate Schwarz
Noemi Bakos Noemi Bakos
Lajos Kemeny Lajos Kemeny
Marcin Ambroziak Marcin Ambroziak
Maria Czubek Maria Czubek
Sanofi Sanofi
Tara Coughlan Tara Coughlan
Judy Cusick Judy Cusick
Evelyn Dorsey Evelyn Dorsey
Kristen Dougherty Kristen Dougherty
Chad Fish Chad Fish
Usman Chaudhry Usman Chaudhry
Melissa Hager Melissa Hager
Jennifer Hamilton Jennifer Hamilton
Rebecca Indibi Rebecca Indibi
Richard Kao Richard Kao
Dan Kropas Dan Kropas
Jacquie Kuritzky Jacquie Kuritzky
Vicky Lai Vicky Lai
Haobo Ren Haobo Ren
Dawn Rich Dawn Rich
Tara Seeliger Tara Seeliger
Regeneron Regeneron
Jennifer Cairns
Jeffrey Ming
Susan Slaytylak-Cheeks
Maris Juszkiewicz-Borowiec
Andrzej Kaszuba
Dorota Bystrzanowska
Athanasios Tsianakas

BACK UP BACK UP

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T naive
Th2
Th1
Th17
APC
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(Aero)allergen
acute eczema: allergen-specific
immune response
(Th2, IgE, eosinophils)
microbial products/
auto-antigens
Th2
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IL-4
local lymph node
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(Th1, Th2,
Th17/Th22)
IL-22
IL-17
IDEC
TSLP
IgE
filaggrin
filaggrin